                                                                   EXHIBIT 10.2

                                 AMENDMENT TO
                   CCC INFORMATION SERVICES LOAN DOCUMENTS


          (TO INCREASE PERMISSIBLE AMOUNT OF CAPITAL EXPENDITURES)


     THIS AMENDMENT TO THE CCC INFORMATION SERVICES LOAN DOCUMENTS (as may be amended, modified and otherwise supplemented from time to time hereafter, this "Amendment") is made and effective as of September 30, 1997 (the "Amendment Closing Date"), by and among CCC INFORMATION SERVICES INC., and CCC VEHICLE DAMAGE ESTIMATORS, INC. (each, including any successor or permitted assignee thereof, a "Borrower"; collectively, the "Borrowers"), and CCC INFORMATION SERVICES GROUP INC., AND CERTIFIED COLLATERAL CORPORATION OF CANADA, LTD. (each, including any successor or permitted assignee thereof, an "Other Primary Obligor") (Borrowers and each Other Primary Obligor are sometimes referred to herein individually as an "Obligor" and collectively as the "Obligors"), and the Lenders that are parties to the Credit Agreement (as defined below), and SIGNET BANK, as a Lender and as Administrative Agent for the Lenders (including any successor, transferee and assignee thereof, "Signet Bank" or "Administrative Agent").

                               R E C I T A L S

     WHEREAS, Borrowers, each Lender and Administrative Agent have entered into a certain Credit Facility Agreement dated as of August 22, 1996 (as amended and modified prior to the date hereof, the "Original Credit Agreement"; as amended hereby and as may be further amended and modified hereafter, the "Credit Agreement") pursuant to which Borrowers can borrow up to $20 million from Lenders from time to time on a senior secured basis; and

     WHEREAS, Borrowers desire to amend the Original Credit Agreement so as to increase the yearly amount of capital expenditures that Borrowers are permitted to make; and

     WHEREAS, each Obligor has determined that it is in its best interest to execute this Amendment inasmuch as each such Obligor will derive substantial direct and indirect benefits from the increase in the yearly amount of permitted capital expenditures and the continued funding of the Advances by Lenders pursuant to the Credit Agreement; and

     WHEREAS, Lenders are willing to accommodate the Obligors upon and subject to the terms, conditions and provisions of this Amendment;

     NOW, THEREFORE, for good and valuable consideration (receipt and sufficiency of which are hereby acknowledged) and intending to be legally bound hereby, each Obligor, each Lender and Administrative Agent hereby agree as follows:

                   ARTICLE 1:  THE AMENDMENT AND SUPPLEMENT

     1.1 CAPITAL EXPENDITURES -- REVISED. Section 5.1 of the Original Credit Agreement is hereby amended and restated in its entirety as follows:

           "5.1    Borrowers (on a consolidated basis) will not incur
     Capital Expenditures in any fiscal year in excess of $10 million. NOTWITHSTANDING THE FOREGOING, no Borrower may make any such Capital Expenditure that otherwise violates any covenant under the Loan Documents or otherwise causes a Default hereunder. For purposes of this Section, Capital Expenditures (a) will include all capitalized software costs, but (b) will exclude Customer Equipment purchases and up to $900,000 in leasehold improvements to be incurred prior to December 31, 1997."


                        ARTICLE 2: MISCELLANEOUS

     2.1 LOAN DOCUMENT: DEFINITIONS. This Amendment is a Loan Document executed pursuant to the Credit Agreement and (unless otherwise expressly indicated herein) is to be construed, administered and applied in accordance with the terms and provisions thereof. Capitalized terms used herein without separate definitions have the meaning ascribed to such terms in the Original Credit Agreement (if such a definition exists therein) or in the other Loan Documents. The rules of construction and the number and gender provisions under Article 9 of the Original Credit Agreement are also applicable herein.

     2.2 BINDING AND GOVERNING LAW. This Amendment has been delivered by Borrowers and the other Obligors and has been received by Administrative Agent in the Commonwealth of Virginia. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. This Amendment shall be governed as to its validity, interpretation, construction and effect by the laws of the Commonwealth of Virginia (without giving effect to the conflicts of law rules of the Commonwealth of Virginia).

     2.3 SURVIVAL. All agreements, representations, warranties and covenants of any Obligor contained herein or in any documentation required hereunder shall survive the execution and delivery of this Amendment and (except as otherwise expressly provided herein) will continue in full force and effect until terminated in accordance with Section 10.11 of the Credit Agreement.

     2.4 NO WAIVER: DELAY IN ACTING. Except as expressly set forth herein, the execution, delivery and performance of this Amendment shall not act as a waiver of any Default or any right, power or remedy of Administrative Agent or any Lender under any Loan Document or any other agreements and documents executed in connection herewith or therewith and shall not constitute a waiver of any provision thereof.

     2.5 HEADINGS. The various headings in this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.

    2.6. PRIOR AGREEMENTS. This Amendment shall completely and fully supersede all other and prior agreements and correspondence (both written and oral) by and between Obligors, any Lender or Administrative Agent concerning the terms and conditions of this Amendment.

    2.7. COUNTERPARTS. This Amendment may be executed in any number of counterparts with the same effect as if all the signatures on such counterparts appeared on one document. Each such counterpart shall be deemed to be an original, but all such counterparts together shall constitute one and the same instrument.

    2.8. WAIVER OF SUBROGATION. Until the security interests hereunder are terminated in accordance with Section 1.6 of the Credit Agreement, each Obligor hereby irrevocably waives any claim or other rights which it may now have or may hereafter acquire against any other Obligor that arise from the existence, payment, performance or enforcement of such Obligor's obligations under the Loan Documents, including any right of subrogation, reimbursement, contribution, exoneration, or indemnification, any right to participate in any claim or remedy of Administrative Agent or any Lender against any other Obligor or any collateral which Administrative Agent or any Lender now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including the right to take or receive from any Obligor (directly or indirectly) in cash or other property, by set-off or in any manner, payment or security on account of such claim or other rights. If any amount is paid to any Obligor in violation of the preceding sentence at a time when the indebtedness or any other amounts owing to Lender under the Credit Agreement or any other Loan Documents has not been paid in cash in full (unconditionally and indefeasibly), then such amount shall be held in trust for Administrative Agent and the Lenders, and shall forthwith be delivered to Administrative Agent (at Administrative Agent's option) to be credited and applied upon the indebtedness (whether matured or unmatured) or to be held as additional collateral under the Collateral Security Documents. Each Obligor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Credit Agreement and that the waiver set forth in this Section is knowingly made in contemplation of such benefits.

    2.9. WAIVER OF SURETYSHIP DEFENSES. Each Obligor hereby waives any and all defenses and rights of discharge based upon suretyship or impairment of collateral (including, wihout limitation, lack of attachment or perfection with respect thereto) that it may now have or may hereafter acquire with respect to Administrative Agent or any Lender or any of its obligations hereunder, under any Loan Document or under any other agreement that it may have or may hereafter enter into with Administrative Agent or any Lender.

    2.10. WAIVER OF LIABILITY. Each Obligor (a) agrees that neither Administrative Agent nor any Lender (nor any directors, officers, employees and agents of Administrative Agent or any Lender) shall have any liability to any Obligor (whether sounding in tort, contract or otherwise) for losses or costs suffered or incurred by any Obligor in connection with or in any way related to the transactions contemplated or the relationship established by any Loan Document, or any act, omission or event occurring in connection herewith or therewith, except for foreseeable actual losses resulting directly and exclusively from Administrative Agent's or such Lender's own gross negligence, willful misconduct or fraud and (b) waives, releases and agrees not to sue upon any claim against Adminsitrative Agent or any Lender (or their directors, officers, employees or agents) whether sounding in tort, contract or otherwise, except for claims for foreseeable actual losses resulting directly and exclusively from Administrative Agent's or such Lender's own gross negligence, willful misconduct or fraud. Moreover, whether or not such damages are related to a claim that is subject to the waiver effected above and whether or not such waiver is effective, unless Administrative Agent or any Lender is adjudged to be guilty of criminal conduct that caused such damages, then neither Administrative Agent nor any Lender (nor any directors, officers, employees and agents of Administrative Agent or any Lender) shall have any liability with respect to (and each Obligor hereby waives, releases and agrees not to sue upon any claim for) any special, indirect, consequential, punitive or non-foreseeable damages suffered by any Obligor in connection with or in any way related to the transactions contemplated or the relationship established by any Loan Document, or any act, omission or event occurring in connection herewith or therewith; and if Administrative Agent or any Lender is adjudged to be guilty of such criminal conduct, then each Obligor will be entitled to the types of compensation (including, as applicable and appropriate, special, indirect, consequential, punitive or non-foreseeable damages) as and to the extent available under applicable law.

    2.11. FORUM SELECTION: CONSENT TO JURISDICTION. Any litigation in connection with or in any way related to any Loan Document, or any course of conduct, course of dealing, statements (whether verbal or written), actions or inactions of Administrative Agent or any Lender or any Obligor will be brought and maintained exclusively in the courts of the Commonwealth of Virginia or in the United States District Court for the Eastern District of Virginia; provided, however, that any suit seeking enforcement against any Obligor, any Collateral or any other property may also be brought (at Administrative Agent's or such Lender's option) in the courts of any other jurisdiction where such Collateral or other property may be found or where Administrative Agent or such Lender may otherwise obtain personal jurisdiction over any Obligor. Each Obligor hereby expressly and irrevocably submits to the jurisdiction of the courts of the Commonwealth of Virginia and of the United States District Court for the Eastern District of Virginia for the purpose of any such litigation as set forth above and irrevocably agrees to be bound by any final and non-appealable judgment rendered thereby in connection with such litigation. Each Obligor further irrevocably consents to the service of process by registered or certified mail, postage prepaid, or by personal service within or outside of the Commonwealth of Virginia. Each Obligor hereby expressly and irrevocably waives, to the fullest extent permitted by law, any objection which it may have or hereafter may have to the laying of venue of any such litigation brought in any such court referred to above and any claim that any such litigation has been brought in an inconvenient forum. To the extent that any Obligor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgement, attachment in aid of execution or otherwise) with respect to itself or its property, then each Obligor hereby irrevocably waives such immunity in respect of its obligations under this Amendment. Notwithstanding the foregoing, if Administrative Agent or any Lender at any time commences litigation against Obligators in a state court of the Commonwealth of Virginia at a time when and with respect to a cause of action that at the time may also be properly maintained in the United States District Court for the Eastern District of Virginia (including, without limitation, satisfaction of personal and subject matter jurisdiction and other procedural prerequisites to maintaining such action), then neither Administrative Agent nor any Lender will contest or object to a timely motion by Obligors to transfer such action to such federal court provided that such action can at the time of such transfer be maintained with respect to all parties and all causes of action identified by Administrative Agent or such Lender.

    2.12. WAIVER OF JURY TRIAL. Administrative Agent, each Lender and each Obligor each hereby knowingly, voluntarily and intentionally waives any rights it may have to a trial by jury in respect of any litigation (whether as claim, counter-claim, affirmative defense or otherwise) in connection with or in any way related to any of the Loan Documents, or any course of conduct, course of dealing, statements (whether verbal or written), actions or inactions of Administrative Agent, any Lender or any Obligor. Each Obligor acknowledges and agrees (a) that it has received full and sufficient consideration for this provision (and each other provision of each other Loan Document to which it is a party), and (b) that it has been advised by legal counsel in connection herewith, and (c) that this provision is a material inducement for Administrative Agent and each Lender entering into the Loan Documents and funding Advances thereunder.

    2.13. CONSTRUCTION. The language in all parts of this Amendment and the other Loan Documents in all cases shall be construed as a whole according to its fair meaning.


                     [BALANCE OF PAGE INTENTIONALLY BLANK]

     IN WITNESS WHEREOF, the undersigned (where appropriate, by their duly authorized officers) have executed this Amendment, as an instrument under seal (whether or not any such seals are physically attached hereto), as of the day and year first above written.

ATTEST:                                  CCC INFORMATION SERVICES INC.
                                         (BORROWER)


By: /s/ Gerald P. Kenney                 By: /s/ Michael J. D'Onofrio
   ------------------------                 ----------------------------
   Name:  GERALD P. KENNEY                  Name:  Michael J. D'Onofrio
         ------------------                       -----------------------
   Title: VP Secretary                      Title: Treasurer
         ------------------                       -----------------------

   [CORPORATE SEAL]


ATTEST:                                  CCC VEHICLE DAMAGE
                                         ESTIMATORS, INC. (BORROWER)


By: /s/ Gerald P. Kenney                 By: /s/ Michael J. D'Onofrio
   ------------------------                 ----------------------------
   Name:  GERALD P. KENNEY                  Name:  Michael J. D'Onofrio
         ------------------                       -----------------------
   Title: VP Secretary                      Title: Treasurer
         ------------------                       -----------------------

   [CORPORATE SEAL]


ATTEST:                                  CERTIFIED COLLATERAL
                                         CORPORATION OF CANADA, LTD.
                                         (OBLIGOR)


By: /s/ Gerald P. Kenney                 By: /s/ Michael J. D'Onofrio
   ------------------------                 ----------------------------
   Name:  GERALD P. KENNEY                  Name:  Michael J. D'Onofrio
         ------------------                       -----------------------
   Title: VP Secretary                      Title: Treasurer
         ------------------                       -----------------------

   [CORPORATE SEAL]

ATTEST:                                CCC INFORMATION SERVICES
                                       GROUP INC. (OBLIGOR)


By: /s/ Gerald P. Kenney               By: /s/ Michael J. D'Onofrio
   ------------------------               ----------------------------
   Name:  GERALD P. KENNEY                Name:  Michael J. D'Onofrio
         ------------------                     -----------------------
   Title: VP Secretary                    Title: Treasurer
         ------------------                     -----------------------

   [CORPORATE SEAL]


WITNESS:                               SIGNET BANK (ADMINISTRATIVE AGENT
                                       AND A LENDER)


By:                                    By: /s/ Bryan J. Mitchell
   ------------------------               -------------------------------------
                                          Bryan J. Mitchell, Sr. Vice President



WITNESS:                               LASALLE NATIONAL BANK (A LENDER)


By:                                    By:
   ------------------------               ----------------------------------
                                          John J. McGuire, Vice President

ATTEST:                                CCC INFORMATION SERVICES
                                       GROUP INC. (OBLIGOR)


By:                                    By:
   ------------------------               ----------------------------
   Name:                                  Name:
         ------------------                     -----------------------
   Title:                                 Title:
         ------------------                     -----------------------

   [CORPORATE SEAL]


WITNESS:                               SIGNET BANK (ADMINISTRATIVE AGENT
                                       AND A LENDER)


By:                                    By:
   ------------------------               -------------------------------------
                                          Bryan J. Mitchell, Sr. Vice President



WITNESS:                               LASALLE NATIONAL BANK (A LENDER)


By:                                    By: /s/ John J. McGuire
   ------------------------               ----------------------------------
                                          John J. McGuire, Vice President